NUMBER                                                                    SHARES

                                OBERWEIS FUNDS
         -------------------------------------------------------------
         ORGANIZED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

THIS CERTIFIES THAT

                                     is the registered owner of


                                           CUSIP
                                          SEE REVERSE FOR CERTAIN DEFINITIONS

     shares of beneficial interest, no par value, of the Oberweis Funds (hereinafter called the "Trust"), transferable on the books of the Owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

     This Certificate and the shares represented hereby are issued and shall be subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, copies of which are on file with the Transfer Agent and at the Office of the Trust, to all of which the holder, by acceptance hereof, assents.

     This Certificate is executed on behalf of the Trustees of the Trust as Trustees and not individually, and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust, individually, but are binding only upon the assets and property of the Portfolio of the Trust.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Trust and the Facsimile signatures of its duly authorized officers.

                                           Dated:

          /s/ Patrick B. ??????                        /s/ James D. Oberweis
                TREASURER                                   PRESIDENT

                                    [SEAL]

COUNTERSIGNED: INVESTORS FIDUCIARY TRUST COMPANY
               TRANSFER AGENT

------------------------------------------------
                            AUTHORIZED SIGNATURE

100516                                                                        KC

             PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

CERTIFICATE NO.                                 SHARES

ACCOUNT NO.        ALPHA CODE        DEALER NO.        CONFIRM NO.

TRADE DATE                           CONFIRM DATE      BATCH I.D. NO.

                                     CHANGE NOTICE: IF THE ABOVE INFORMATION IS
                                     INCORRECT OR MISSING. PLEASE PRINT THE
                                     CORRECT INFORMATION BELOW, AND RETURN TO:
                                         INVESTORS FIDUCIARY TRUST COMPANY

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT-_____Custodian_____
TEN ENT - as tenants by the entireties                       (Cust)      (Minor)
JT WROS - as joint tenants with right of
          survivorship and not as tenants          under Uniform Gifts to Minors
          in common                                Act__________________________
                                                               (State)

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

          Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
                                   ASSIGNEE)

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                                                                          Shares
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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------

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Attorney to transfer the said stock on the books of the within-named Company with fully power of substitution in the premises.

Dated,
       ---------------------------

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